UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

to

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2026

ZW Data Action Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8/F. 29 Des Voeux Road Central, Central,

Hong Kong Special Administrative Region of the People’s Republic of China

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +852 2669-8078

___________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNET	NASDAQ Capital Market

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment No. 1”) amends the Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on June 30, 2026 (the “Original Report”).

The Original Report inadvertently included incorrect disclosure regarding the aggregate cash consideration payable, the aggregate share consideration and the corresponding per share purchase price in connection with the acquisition. This Amendment No. 1 is being filed solely to correct such disclosure.

Except as expressly set forth in this Amendment No. 1, no other changes have been made to the Original Report. This Amendment No. 1 does not reflect events occurring after the filing of the Original Report or modify or update any disclosures therein, except as specifically described above.

This Amendment No. 1 amends and restates the Original Report in its entirety.

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2026, CNET Technology Limited (the “Purchaser”), a wholly-owned subsidiary of ZW Data Action Technologies Inc. (the “Company”) in the British Virgin Islands, entered into a purchase agreement (the “Acquisition Agreement”) with AFFIRM MISSION LIMITED, a British Virgin Islands company (the “Seller”) and MARGO ASIA LIMITED, a British Virgin Islands company (“Margo”), pursuant to which the Seller will sell its 8.0% equity interests in Margo (the “Equity Interests”) to the Purchaser. In consideration for the Equity Interests, the Purchaser shall pay to the Seller $384,000 in cash and cause the Company to issue 180,000 shares of common stock of the Company, having a total value of $216,000 and valued at $1.20 per share, to the Seller. The closing of the acquisition is subject to customary terms and conditions as set forth in the Acquisition Agreement.

A copy of the Acquisition Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Purchase Agreement, dated June 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2026		ZW Data Action Technologies Inc.

	By:	/s/ Handong Cheng
Name: Handong Cheng Title: Chief Executive Officer and Acting Chief Financial Officer